EXHIBIT 99.2(a)

August 23, 2005

Alpha Capital Aktiengesellschaft
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein

Re:	Stock Option Agreement dated July 12, 2005 by and among Coca-Cola Enterprises Inc. ("CCE"), Alpha Capital Aktiengesellschaft and Bravo! Foods International Corp. ("Bravo") (the "Option Agreement")

Dear Sir/Madam:

        Please be advised that CCE has delivered written notice to Bravo that CCE has decided to terminate its participation in negotiations to acquire a majority of the outstanding common stock of Bravo. Accordingly, the option represented by the Option Agreement is hereby terminated pursuant to Section 1 thereof.

Sincerely, COCA-COLA ENTERPRISES INC. By: /s/ J. J. Culhane Name: John J. Culhane Title: Executive Vice President and General Counsel

cc: Roy G. Warren
      Edward M. Grushko, Esq.

EXHIBIT 99.2(b)

August 23, 2005

AMRO International, S.A.
c/o Morgan & Morgan
Swiss Tower, 16th Floor
53rd E. Street, Urbanizacion Marbella
Panama City, Panama

Re:	Stock Option Agreement dated July 12, 2005 by and among Coca-Cola Enterprises Inc. ("CCE"), AMRO International, S.A. and Bravo! Foods International Corp. ("Bravo") (the "Option Agreement")

Dear Sir/Madam:

        Please be advised that CCE has delivered written notice to Bravo that CCE has decided to terminate its participation in negotiations to acquire a majority of the outstanding common stock of Bravo. Accordingly, the option represented by the Option Agreement is hereby terminated pursuant to Section 1 thereof.

Sincerely, COCA-COLA ENTERPRISES INC. By: /s/ J. J. Culhane Name: John J. Culhane Title: Executive Vice President and General Counsel

cc: Roy G. Warren
     Joseph A. Smith

EXHIBIT 99.2(c)

August 23, 2005

Ellis International Ltd.
53rd Street Urbanizacion Obarrio
Swiss Tower, 16th Floor, Panama
Republic of Panama

Re:	Stock Option Agreement dated July 12, 2005 by and among Coca-Cola Enterprises Inc. ("CCE"), Ellis International Ltd. and Bravo! Foods International Corp. ("Bravo") (the "Option Agreement")

Dear Sir/Madam:

        Please be advised that CCE has delivered written notice to Bravo that CCE has decided to terminate its participation in negotiations to acquire a majority of the outstanding common stock of Bravo. Accordingly, the option represented by the Option Agreement is hereby terminated pursuant to Section 1 thereof.

Sincerely, COCA-COLA ENTERPRISES INC. By: /s/ J. J. Culhane Name: John J. Culhane Title: Executive Vice President and General Counsel

cc: Roy G. Warren
      Edward M. Grushko, Esq.

EXHIBIT 99.2(d)

August 23, 2005

Longview Equity Fund, L.P.
600 Montgomery Street, 44th Floor
San Francisco, CA 94111

Re:	Stock Option Agreement dated July 12, 2005 by and among Coca-Cola Enterprises Inc. ("CCE"), Longview Equity Fund, L.P. and Bravo! Foods International Corp. ("Bravo") (the "Option Agreement")

Dear Sir/Madam:

        Please be advised that CCE has delivered written notice to Bravo that CCE has decided to terminate its participation in negotiations to acquire a majority of the outstanding common stock of Bravo. Accordingly, the option represented by the Option Agreement is hereby terminated pursuant to Section 1 thereof.

Sincerely, COCA-COLA ENTERPRISES INC. By: /s/ J. J. Culhane Name: John J. Culhane Title: Executive Vice President and General Counsel

cc: Roy G. Warren
      Edward M. Grushko, Esq.

EXHIBIT 99.2(e)

August 23, 2005

Longview Fund, L.P.600
Montgomery Street, 44th Floor
San Francisco, CA 94111

Re:	Stock Option Agreement dated July 12, 2005 by and among Coca-Cola Enterprises Inc. ("CCE"), Longview Fund, L.P. and Bravo! Foods International Corp. ("Bravo") (the "Option Agreement")

Dear Sir/Madam:

        Please be advised that CCE has delivered written notice to Bravo that CCE has decided to terminate its participation in negotiations to acquire a majority of the outstanding common stock of Bravo. Accordingly, the option represented by the Option Agreement is hereby terminated pursuant to Section 1 thereof.

Sincerely, COCA-COLA ENTERPRISES INC. By: /s/ J. J. Culhane Name: John J. Culhane Title: Executive Vice President and General Counsel

cc: Roy G. Warren
      Edward M. Grushko, Esq.

EXHIBIT 99.2(f)

August 23, 2005

Longview International Equity Fund, L.P
600 Montgomery Street, 44th Floor
San Francisco, CA 94111

Re:	Stock Option Agreement dated July 12, 2005 by and among Coca-Cola Enterprises Inc. ("CCE"), Longview International Equity Fund, L.P. and Bravo! Foods International Corp. ("Bravo") (the "Option Agreement")

Dear Sir/Madam:

        Please be advised that CCE has delivered written notice to Bravo that CCE has decided to terminate its participation in negotiations to acquire a majority of the outstanding common stock of Bravo. Accordingly, the option represented by the Option Agreement is hereby terminated pursuant to Section 1 thereof.

Sincerely, COCA-COLA ENTERPRISES INC. By: /s/ J. J. Culhane Name: John J. Culhane Title: Executive Vice President and General Counsel

cc: Roy G. Warren
      Edward M. Grushko, Esq.

EXHIBIT 99.2(g)

August 23, 2005

Mid-Am Capital, LLC
10220 North Ambassador Drive
Kansas City, Missouri 64153

Re:	Stock Option Agreement dated July 12, 2005 by and among Coca-Cola Enterprises Inc. ("CCE"), Mid-Am Capital, LLC and Bravo! Foods International Corp. ("Bravo") (the "Option Agreement")

Dear Sir/Madam:

        Please be advised that CCE has delivered written notice to Bravo that CCE has decided to terminate its participation in negotiations to acquire a majority of the outstanding common stock of Bravo. Accordingly, the option represented by the Option Agreement is hereby terminated pursuant to Section 1 thereof.

Sincerely, COCA-COLA ENTERPRISES INC. By: /s/ J. J. Culhane Name: John J. Culhane Title: Executive Vice President and General Counsel

cc: Roy G. Warren
      Roy D. Toulan, Jr.

EXHIBIT 99.2(h)

August 23, 2005

Osher Capital Corp.
5 Sansberry Lane
Spring Valley, NY 10977

Re:	Stock Option Agreement dated July 12, 2005 by and among Coca-Cola Enterprises Inc. ("CCE"), Osher Capital Corp. and Bravo! Foods International Corp. ("Bravo") (the "Option Agreement")

Dear Sir/Madam:

        Please be advised that CCE has delivered written notice to Bravo that CCE has decided to terminate its participation in negotiations to acquire a majority of the outstanding common stock of Bravo. Accordingly, the option represented by the Option Agreement is hereby terminated pursuant to Section 1 thereof.

Sincerely, COCA-COLA ENTERPRISES INC. By: /s/ J. J. Culhane Name: John J. Culhane Title: Executive Vice President and General Counsel

cc: Roy G. Warren
      Edward M. Grushko, Esq.

EXHIBIT 99.2(i)

August 23, 2005

Whalehaven Capital Fund Limited
3rd Floor, 14 Par-Laville Road
Hamilton, Bermuda HM08

Re:	Stock Option Agreement dated July 12, 2005 by and among Coca-Cola Enterprises Inc. ("CCE"), Whalehaven Capital Fund Limited and Bravo! Foods International Corp. ("Bravo") (the "Option Agreement")

Dear Sir/Madam:

        Please be advised that CCE has delivered written notice to Bravo that CCE has decided to terminate its participation in negotiations to acquire a majority of the outstanding common stock of Bravo. Accordingly, the option represented by the Option Agreement is hereby terminated pursuant to Section 1 thereof.

Sincerely, COCA-COLA ENTERPRISES INC. By: /s/ J. J. Culhane Name: John J. Culhane Title: Executive Vice President and General Counsel

cc: Roy G. Warren
      Edward M. Grushko, Esq.